SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K


                              Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): January 7,1997



                         Thermal Industries, Inc.
          (Exact name of registrant as specified in its charter)




           Pennsylvania                0-9790            25-1145753
   (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)            File Number)   Identification Number)




           301 Brushton Avenue, Pittsburgh, PA           15221-2168
         (Address of principal executive offices)        (ZIP Code)



        Registrant's telephone number, including area code:  (412)244-6400


Item 5.          Other Events.
                 On January 6, 1997, Thermal Industries, Inc. issued a Press Release announcing that it had executed an Agreement and Plan of Merger with an affiliate of H.I.G. Investment Group, L.P. (the "Merger"), which is attached hereto as Exhibit 7(c)(99)(a). Also on January 6, 1997, in connection with the Merger, the Principal Shareholders of Thermal
Industries, Inc., David H. Weis and Eric Rascoe, executed an Indemnity and
Fee Agreement with an affiliate of H.I.G. Investment Group, L.P., which is attached hereto as Exhibit 7(c)(99)(b). Attached hereto as Exhibit 7(c)(2) is a copy of the Agreement and Plan of Merger.



SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THERMAL INDUSTRIES, INC.


Dated:  January 7, 1997                     By:    /s/ David S. Rascoe
                                                   David S. Rascoe
                                                   President


                                Exhibit Index



      Exhibit No.                 Description                  Reference
          2              Agreement and Plan of Merger       Filed herewith
         99(a)                   Press Release              Filed herewith
         99(b)           Indemnity and Fee Agreement        Filed herewith